-1- FOURTH AMENDMENT TO PURCHASE AND SALE AGREEMENT THIS FOURTH AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “Amendment”), dated effective as of December 13, 2024 (the “Execution Date”), is by and between EXXON MOBIL CORPORATION, a New Jersey corporation (“EMC”), and MOBIL PACIFIC PIPELINE COMPANY, a Delaware corporation (“MPPC”) (each a “Seller”), and SABLE OFFSHORE CORP., a Delaware corporation (“Purchaser”). Seller and Purchaser are sometimes hereinafter referred to individually as a “Party” and collectively as the “Parties”. EMC and MPPC may from time to time hereinafter be referred to collectively as “ExxonMobil”, “Seller” or “Sellers” solely for convenience and simplicity; such reference is not intended to in any way affect the corporate separateness of these separate legal entities. RECITALS A. The Parties entered into that certain Purchase and Sale Agreement dated November 1, 2022 (as amended by that certain Side Letter dated November 4, 2022, that certain First Amendment to Purchase and Sale Agreement dated effective as of June 13, 2023, that certain Second Amendment to Purchase and Sale Agreement dated effective as of December 15, 2023, that certain Third Amendment to Purchase and Sale Agreement dated effective as of March 11, 2024 and this Amendment, and as may be further amended from time to time, the “PSA”); and B. The Parties desire to amend the PSA pursuant to Section 17.1 thereof, as more specifically set forth in this Amendment. AMENDMENT In consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows: 1. Defined Terms. Capitalized terms used but not defined herein shall have the meanings assigned to them in the PSA. 2. Amendments to the PSA. Effective as of the Execution Date, the PSA is hereby amended as follows. a. Amendment to Section 7.3(a) of the Agreement. Section 7.3(a) is hereby deleted in its entirety and replaced with the following: “(a) Purchaser shall be responsible for obtaining, at its cost and expense, and shall use all reasonable efforts to obtain all other Required Consents and Customary Post-Closing Consents, including but not limited to approval for transfer of interests in the Leases and federal OCS rights-of-way and rights- of-use for the Leases, federal OCS rights-of-way and rights-of-use, and the Units. Purchaser will (with Seller’s commercially reasonable assistance) prepare and submit these instruments to the applicable governmental authority promptly after Closing, but in no event later than five (5) Business Days after Closing. Subject to the terms of this Agreement, from Closing until the Restart Failure Date, Seller agrees to provide commercially reasonable assistance to Purchaser, at Purchaser’s sole cost and expense, in connection with obtaining such regulatory approvals, provided, however, that Seller shall not be required to incur any liability in connection therewith.”

-2- b. Amendment to Section 7.3(c) of the PSA. Section 7.3(c) of the PSA is hereby deleted in its entirety and replaced with the following: “(c) If the Restart Production date does not occur prior to the Restart Failure Date, then for a period of one hundred and eighty (180) days from the Restart Failure Date, Seller shall have the exclusive right, but not the obligation, to require Purchaser to reassign the Assets and any other rights conveyed under this Agreement to Seller or its designated representative, free and clear of all Encumbrances other than Seller’s security interests, upon written demand, without reimbursement of any Purchaser costs or expenditures (collectively with Seller’s reassignment option under Section 7.3(b), the “Reassignment Option”). If Purchaser acquires or has acquired any additional rights, assets or has developed additional improvements, records or benefits arising out of or related to the Assets between the Closing and the Restart Failure Date, on Seller’s request, such rights, assets, improvements, records, or benefits shall also be assigned and delivered to Seller together with the reassignment of the Assets in accordance with the Reassignment Option.” c. Amendment to Section 7.12 of the PSA. Section 7.12 is hereby deleted in its entirety and replaced with the following: “Section 7.12 Restart; Periodic Reporting. Purchaser shall use all commercially reasonable efforts to Restart Production and shall do so in compliance with all applicable Laws. Purchaser agrees to keep Seller reasonably apprised of the progress of its work, and any material developments or setbacks. In connection with such obligation, Purchaser shall provide Seller with quarterly written updates regarding the progress of the Restart Production, including the status of all material Permit negotiations, governmental approvals, developments with Plains or other third-party hydrocarbon transportation service providers, as well as other material contracts necessary to achieve Restart Production. If any material Permits are revoked or a governmental authority indicates it is reasonably likely such Permit or other governmental approval will not be granted before the Restart Failure Date, Purchaser shall promptly notify Seller in writing of such development and shall use all reasonable efforts to prevent such revocation and obtain such Permit and governmental approval, as applicable. In addition to the foregoing, Purchaser will provide Seller copies of any official correspondence from governmental authorities relating to the issuance of requested Permits and governmental approvals for the Restart Production. Purchaser (or its Affiliate) shall obtain and maintain all Required Consents, Customary Post Closing Consents and governmental approvals to be recognized as the owner and operator (and to the extent applicable, the guarantor) of an Asset (including all applicable Permits) prior to producing, transporting, treating or storing Hydrocarbons from, through, in or across such Asset (as applicable). If Purchaser (or its Affiliate) has timely applied for and is diligently pursuing such consents and approvals in accordance with the terms of this Agreement, but a consent or approval is withheld, delayed or conditioned by the applicable governmental authority, Purchaser shall promptly notify Seller of the circumstances of same so that the Parties may, subject to the terms of this Agreement and applicable Laws, consider potential further actions in respect thereof.”

-3- d. Amendment to Section 11.12(c) of the PSA. Section 11.12(c) is hereby deleted in its entirety and replaced with the following: “Notwithstanding any provision of this Agreement to the contrary, for a period of six (6) years after the Closing, Purchaser shall maintain in place one or more asset-level insurance policy(ies) from an internationally recognized, reputable insurance provider(s) having liability coverage totaling no less than One Hundred Million Dollars ($100,000,000.00) per occurrence which shall: (1) cover Seller and their Affiliates as additional insureds for liabilities arising from or assumed under this Agreement; and (2) be primary as to all other policies (including any deductibles or self-insured retentions); provided, this Section 11.12 shall in no way apply to Purchaser’s general corporate insurance policies. It is further agreed that Purchaser and its insurer(s) providing coverage shall waive all rights of subrogation and/or contribution against Seller and its Affiliates to the extent liabilities are assumed by Purchaser.” e. Amendment to Section 11.13 of the PSA. Section 11.13 is hereby deleted in its entirety and replaced with the following: “Section 11.13 Governmental Bonding. Within sixty (60) days of the BOEM or any other governmental authority notifying Purchaser or Seller of any plugging, supplemental or other bonding requirements necessary for Purchaser to have the applicable assignments with respect to the Assets (including all Permits) approved by the BOEM or any other applicable governmental authority, Purchaser shall have such bonds, guarantees or other financial security posted with the applicable governmental authority to have such assignments approved. Without limitation to Section 11.12, during the period extending from the Closing until such time as (i) such bonds, guarantees or other financial security are posted by Purchaser (or its Affiliate on its behalf) with and accepted by the applicable governmental authority, (ii) any related security provided by Seller has been released, and (iii) all such approvals by the BOEM or other governmental authorities have been obtained, Purchaser shall name Seller as an additional insured on Purchaser’s insurance policies.” f. Amendment to Section 12.5 to the PSA. The last paragraph of Section 12.5 is hereby deleted in its entirety and replaced with the following: “Purchaser further agrees to take all other actions required of it by governmental authorities having jurisdiction to obtain all requisite regulatory approval with respect to this transaction, and to use all reasonable efforts to obtain unconditional approval by such governmental authorities of any transfer documents requiring governmental approval in order for Purchaser (or its Affiliate) to be recognized as owner and operator (and to the extent applicable, the guarantor) of the Assets. Purchaser agrees to provide Seller with copies of all applications for Permits and governmental approvals and all documents evidencing each such Permit or governmental approval as soon as they are available. Subject to the terms of this Agreement, from Closing until the Restart Failure Date, Seller agrees to provide commercially reasonable assistance to Purchaser, at Purchaser’s sole cost and expense, in

-4- connection with obtaining such regulatory approvals, provided, however, that Seller shall not be required to incur any liability in connection therewith.” g. Amendment to Appendix A (Defined Terms). i. The definition of “Restart Production” set forth in Appendix A to the PSA is hereby deleted in its entirety and replaced with the following: ““Restart Production” means one hundred and fifty (150) days after the resumption of actual production of Hydrocarbons from the Leases in compliance with all applicable Laws and in accordance with the terms of this Agreement.” ii. The definition of “Restart Failure Date” set forth in Appendix A to the PSA is hereby deleted in its entirety and replaced with the following: ““Restart Failure Date” means March 1, 2026; provided that, at Purchaser’s request at least thirty (30) days before the then current Restart Failure Date, Sellers may elect to extend the Restart Failure Date in its sole discretion.” 3. Compliance with PSA. The Parties acknowledge that this Amendment complies with the requirements to alter or amend the PSA, as stated in Section 17.1 of the PSA. The PSA, as amended herein, is ratified and confirmed, and all other terms and conditions of the PSA not modified by this Amendment shall remain in full force and effect. All references to the PSA shall be considered to be references to the PSA as modified by this Amendment. In the event of any conflict between the terms and conditions of this Amendment, and the terms and conditions of the PSA, the terms and conditions of this Amendment shall govern and control the point in conflict. This Amendment shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. 4. Governing Law. This Amendment and the relationship of the Parties with respect to this Amendment shall be governed by the laws of the State of Texas without regard to conflicts of laws principles. 5. Entire Agreement and Modification. This Amendment, the PSA, and the Transaction Documents, including all Schedules and Exhibits attached hereto and thereto, constitute the entire agreement between the Parties as to the subject matter of this Amendment and supersedes all prior agreements, understandings, negotiations and discussions of the Parties, whether oral or written. This Amendment may not be amended or otherwise modified except by a written agreement executed by the Parties. 6. Incorporation. The Parties acknowledge that this Amendment shall be governed by the terms of Section 17.2 (References and Rules of Construction), Section 17.4 (Waiver), Section 17.5 (Conflict of Law, Jurisdiction, Venue, Arbitration), Section 17.6 (Notices), Section 17.7 (Timing), Section 17.8 (Confidentiality), Section 17.11 (Severability), Section 17.12 (Parties in Interest), Section 17.14 (Execution in Counterparts) and Section 17.15 (Recourse Only Against Parties) of the PSA, and such provisions shall be incorporated herein, mutatis mutandis. 7. Headings. The headings of the articles and sections of this Amendment are for guidance and convenience of reference only and shall not limit or otherwise affect any of the terms or provisions of this Amendment. 8. Counterparts. This Amendment may be executed electronically or delivered (including by facsimile or electronic transmission) in one or more counterparts, each of which shall be deemed to be an original copy of this Amendment, and each of which may be executed by less than all of the Parties,

-5- and shall be enforceable and effective against the Parties actually executing such counterparts, and all of which, when taken together, shall be deemed to constitute one and the same agreement. [Signature pages follow.]

Signature Page to PSA 4th Amendment EXECUTED as of the Execution Date of this Amendment. SELLER: EXXON MOBIL CORPORATION By:___________________________________ Name: Mickey D. Johnson Title: Agent & Attorney-in-Fact MOBIL PACIFIC PIPELINE COMPANY By:___________________________________ Name: David H. Welsh Title: President

Signature Page to PSA 4th Amendment PURCHASER: SABLE OFFSHORE CORP. By:___________________________________ Name: J. Caldwell Flores Title: President